January 14, 2026 J.P. Morgan 2026 Healthcare Conference 2026 Vir Biotechnology, Inc. 1

Legal disclaimer Forward-Looking Statements Statements in this presentation that are not statements of historical fact are forward-looking statements. Such forward-looking statements include, without limitation, statements regarding: the therapeutic and commercial potential of Vir Biotechnology's CHD program, as well as Vir Biotechnology's strategy, plans and expectations related thereto; the therapeutic and commercial potential of Vir Biotechnology's oncology solid tumor portfolio, preclinical pipeline and the PRO-XTEN® masking technology, as well as Vir Biotechnology's strategy, plans and expectations related thereto; the potential of and Vir Biotechnology's expectations for its other pipeline programs; Vir Biotechnology's anticipated cash runway; Vir Biotechnology's plans and expectations for its clinical development programs, including protocols for and enrollment into ongoing and planned clinical studies, potential partnering opportunities, and data readouts and presentations, as well as anticipated timelines; the potential benefits, safety and efficacy of Vir Biotechnology's investigational therapies; and any assumptions underlying any of the foregoing. Words such as “aim,” “anticipate,” “believe,” “could,” “expect,” “goal,” “intend,” “may,” “plan,” “potential,” “promising,” “will,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are based on the beliefs of the management of Vir Biotechnology, as well as assumptions made by and information currently available to management. Such statements reflect the current views of Vir Biotechnology with respect to future events and are subject to known and unknown risks, including, without limitation: unexpected safety or efficacy data or results observed during clinical studies or in data readouts, including the occurrence of adverse safety events; risks of unexpected costs, delays or other unexpected hurdles; the timing and amount of Vir Biotechnology's actual operating expenses, as determined in accordance with U.S. Generally Accepted Accounting Principles; difficulties in collaborating with other companies, some of whom may be competitors of Vir Biotechnology or otherwise have divergent interests, and uncertainty as to whether the benefits of Vir Biotechnology's various collaborations can ultimately be achieved; challenges in accessing manufacturing capacity; clinical site activation rates or clinical enrollment rates that are lower than expected; the timing and outcome of Vir Biotechnology's planned interactions with regulatory authorities, as well as general difficulties in obtaining any necessary regulatory approvals; successful development and/or commercialization of alternative product candidates by Vir Biotechnology's competitors, as well as changes in expected or existing competition; Vir Biotechnology's use of AI and machine learning in its efforts to engineer next-generation proteins and in other research and development efforts; geopolitical changes or other external factors; and unexpected litigation or other disputes. In light of these risks and uncertainties, the events or circumstances referred to in the forward-looking statements may not occur. Drug development and commercialization involve a high degree of risk, and only a small number of research and development programs result in commercialization of a product. Results in early-stage clinical studies may not be indicative of full results or results from later stage or larger scale clinical studies and do not ensure regulatory approval. The actual results may vary from the anticipated results and the variations may be material. Other factors that may cause the Company’s actual results to differ from current expectations are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the section titled “Risk Factors” contained therein. These forward-looking statements should not be taken as forecasts or promises nor should they be taken as implying any indication, assurance or guarantee that the assumptions on which such forward-looking statements have been made are correct or exhaustive or, in the case of the assumptions, fully stated in this presentation. You are cautioned not to place undue reliance on any scientific data presented or these forward-looking statements, which speak only as of the date of this presentation. Except as required by law, Vir Biotechnology undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Vir Biotechnology claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all forward-looking statements. Product candidates included in this presentation are investigational and have not been approved by the US Food and Drug Administration or other regulatory authorities. No representation is made or intended regarding their safety or efficacy or that of other investigational agents mentioned herein. Any comparative data presented are based on cross-trial comparisons and not head-to-head clinical studies; therefore, caution should be exercised in interpreting these data. PRO-XTEN® is a trademark of Amunix Pharmaceuticals, Inc., a Sanofi company 22026 Vir Biotechnology, Inc.

3 POWERING THE IMMUNE SYSTEM TO TRANSFORM LIVES 2026 Vir Biotechnology, Inc.

Our path to delivering transformational therapies to people living with devastating diseases Commercializing our chronic hepatitis delta (CHD) combination therapy will drive near-term revenue sustainability Aiming Vir Bio's discovery engine at developing a robust pipeline of cancer immunotherapies creates sustainable long-term growth 2026 Vir Biotechnology, Inc. 4 Accelerating our masked T-cell engager (TCE) immunotherapy portfolio offers key value inflection points Financial Highlights ~$781M cash and investments1 with cash runway into Q4 2027 Strategic Collaborations Selectively partner drug candidates to focus internal resources, unlock the value of our pipeline and maximize benefit to patients 1 We estimate our cash, cash equivalents, and investments to be approximately $781 million as of December 31, 2025. This is a preliminary, estimated, and unaudited financial result. Actual results may differ from this estimate.

Our clinical programs address large and growing unmet needs

Infectious Disease	Oncology – Solid Tumors 2032 prevalence estimate for U.S., EU4 and UK		
CHD Tobevibart + elebsiran Phase 3 Active Viremic Patients	**PSMA** VIR-5500 Phase 1 Drug-Treated Patients[3]	**HER2** VIR-5818 Phase 1 Drug-Treated Patients[3]	**EGFR** VIR-5525 Phase 1 Drug-Treated Patients[3]
174K U.S.[1] + UK + EU[2] (all 27 member states)	**100K** mCRPC	**27K** HER2+ mUC	**431K** mNSCLC
	60K mHSPC	**11K** HER2+ mCRC	**69K** mHNSCC
			271K mCRC

[1] U.S. sources include Wong 2024, Polaris 2024, Stockdale 2020, Gish 2024; [2] EU sources include Polaris 2024, Delmas 2014, Wong 2024, Heidrich 2009, Reinheimer 2012, Stockdale 2020, Stroffolini 2020, Brancaccio 2019, Annual England Sentinel System 2020, Tseneva-Damyanova 2023, Papatheodoridis 2023, Parames 2016, Genne 2011, Hirzel 2015; [3] Clarivate DRG, projected drug treated patients, 2032

CHD: chronic hepatitis delta; EGFR: epidermal growth factor receptor; EU4: France, Germany, Italy and Spain; HER2: human epidermal growth factor receptor 2; mCRC: metastatic colorectal cancer; mCRPC: metastatic castrate-resistant prostate cancer; mHNSCC: metastatic head and neck squamous cell carcinoma; mHSPC: metastatic hormone-sensitive prostate cancer; mNSCLC: metastatic non-small cell lung cancer; mUC: metastatic urothelial carcinoma; PSMA: prostate-specific membrane antigen

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Our path to delivering transformational therapies to people living with devastating diseases: Chronic Hepatitis Delta (CHD) Commercializing our chronic hepatitis delta (CHD) combination therapy will drive near-term revenue sustainability Accelerating our masked T-cell engager (TCE) immunotherapy portfolio offers key value inflection points Aiming Vir Bio's discovery engine at developing a robust pipeline of cancer immunotherapies creates sustainable long-term growth 2026 Vir Biotechnology, Inc. 6 Financial Highlights ~$781M cash and investments1 with cash runway into Q4 2027 Strategic Collaborations Selectively partner drug candidates to focus internal resources, unlock the value of our pipeline and maximize benefit to patients 1 We estimate our cash, cash equivalents, and investments to be approximately $781 million as of December 31, 2025. This is a preliminary, estimated, and unaudited financial result. Actual results may differ from this estimate.

CHD: devastating liver disease, significantly underserved with high mortality

CHD

>50%	5 years	3X
Liver-related **death in 10 years**[1]	Average progression to **cirrhosis** and **liver failure**[2]	**Risk of liver cancer (HCC)** vs. HBV[3]

~61K	~113K	~7M
in **U.S.** with RNA+ patients[4]	in total **EU** (27 member states) and **UK** with RNA+ patients[5]	**worldwide** with RNA+ patients[6]

[1] Negro F. (2023). Hepatitis D: A Review. JAMA. 330(24):2376–2387; [2] Pan C, (2023). Diagnosis and Management of Hepatitis Delta Virus Infection. Dig Dis Sci. Aug;68(8):3237-3248; [3] Sagnelli C, et al. (2021) HBV/HDV Co-Infection: Epidemiological and Clinical Changes, Recent Knowledge and Future Challenges. Life,11(2):169. https://doi.org/10.3390/life11020169; 4 U.S. sources include Wong 2024, Polaris 2024, Stockdale 2020, Gish 2024; 5 EU sources include Polaris 2024, Delmas 2014, Wong 2024, Heidrich 2009, Reinheimer 2012, Stockdale 2020, Stroffolini 2020, Brancaccio 2019, Annual England Sentinel System 2020, Tseneva-Damyanova 2023, Papatheodoridis 2023, Parames 2016, Genne 2011, Hirzel 2015; [6] Stockdale A, et al. (2020). The global prevalence of hepatitis D virus infection: Systematic review and meta-analysis. J Hepatol, 73, 523-32
CHD: chronic hepatitis delta; HBV: hepatitis B virus; HCC: hepatocellular carcinoma

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Our CHD combination regimen is potentially best-in-class

CHD

Two complementary MOAs & highly differentiated target product profile



HDV
HBV
HDV RNP
HBV intDNA
HBV cccDNA
HDV RNA
HBV RNA
HBV RNA
HBsAg
HDV RNA
NRTIs
HBV DNA
HDV virions
SVPs
HBV virions

Inhibition of viral entry **(tobevibart)**

Degradation of HBV RNA & reduction of HBsAg production **(elebsiran)**

Neutralization of HDV & HBV virions **(tobevibart)**

tobevibart (mAb) + elebsiran (siRNA) combination therapy key differentiators

1. **Deep & increasing HDV RNA target not detected (TND) responses over time**
2. **Monthly dosing (physician or patient administered)**
3. **Rapid & sustained reduction of HBsAg levels, limiting HDV replication**
4. **Similar efficacy in cirrhotic and non-cirrhotic patients**
5. **Favorable safety profile**

cccDNA: covalently closed circular DNA; CHD: chronic hepatitis delta; HBsAg: hepatitis B virus surface antigen; HBV: hepatitis B virus; HDV: hepatitis D virus; Int: integrated; MOA: mechanism of action; NRTI: nucleoside/nucleotide reverse transcriptase inhibitor; RNP: ribonucleoprotein; SVP: subviral particle

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CHD

Ph2 SOLSTICE trial evaluating potential best-in-class therapy for CHD

Study design: tobevibart + elebsiran Q4W and tobevibart Q2W

Inclusion criteria:

- HDV RNA >500 IU/mL
- ALT >ULN; ALT <5 × ULN
- **Non-cirrhotic[a] or cirrhotic (CTP-A)[b]**
- **N = 65, randomized 1:1**

Arm	Treatment
combination Q4W de novo	tobevibart 300 mg + elebsiran 200 mg SC Q4W (Overall N = 32, including N = 18 cirrhotic)
tobevibart Q2W	tobevibart 300 mg SC Q2W (Overall N = 33, including N = 15 cirrhotic)

Timeline:

- Day 1
- **Week 24** – AASLD 2024
- Week 48 – **AASLD 2025**, ***New England Journal of Medicine***
- **Week 72** – Full cohort data
- **Week 96** – Partial cohort data
- Week 192 – EOT

Primary Endpoints:

- Proportion of participants with HDV RNA <LOD or ≥2 $\log_{10}$ IU/mL reduction (virologic response) **and** ALT <ULN (ALT response) at Week 24
- TEAEs and serious TEAEs

[a] Non-cirrhotic: liver biopsy with METAVIR F0 to F3 or liver stiffness <12 kPa within 12 months of screening and platelet count >150 × 103/µL
[b] Compensated cirrhotic participants: liver biopsy with METAVIR F4 or liver stiffness ≥12 kPa within 12 months of screening, a platelet count >90 × 103/µL, and a CTP score of 5 or 6, inclusive at screening and at the start of the study
ALT: alanine aminotransferase; CHD: chronic hepatitis delta; CTP: Child-Turcotte-Pugh; EOT: end of treatment; HDV: hepatitis D virus; LOD: limit of detection; Q2W: once every 2 weeks; Q4W: once every 4 weeks; SC: subcutaneous; TEAE: treatment-emergent adverse event; ULN: upper limit of normal
SOLSTICE ClinicalTrials.gov Identifier: NCT05461170

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0 24 48 72 96 0 20 40 60 80 100 % o f p ar tic ip an ts w ith H D V R N A T ND N=32 N=33 32 33 32 33 31 32 24 24 Study Week Ph2 SOLSTICE trial evaluating potential best-in-class therapy for CHD Monthly combo therapy achieved undetectable HDV RNA in 88% of patients that reached Week 96 vs. 46% with monotherapy 10 HDV RNA TND 66% 88% 77% 49% 46% 53%41% 30% tobevibart + elebsiran Q4W (N=32) tobevibart Q2W (N=33) Undetectable HDV RNA is a known driver of improved CHD patient outcomes. Data from the ongoing SOLSTICE Phase 2 trial are encouraging, as they continue to show the potential of the tobevibart and elebsiran combination to achieve robust HDV suppression by tackling the viral cycle through multiple mechanisms. Tarik Asselah, M.D., Ph.D. Professor of Hepatology at the Hôpital Beaujon, APHP mAb + siRNA mAb alone CHD CHD: chronic hepatitis delta; HDV, hepatitis D virus; mAb: monoclonal antibodies; Q2W: once every 2 weeks; Q4W: once every 4 weeks; siRNA: small interfering RNA; TND: target not detected HDV RNA TND = undetectable HDV RNA Data are reported for participants who completed the visit with non-missing HDV RNA and ALT or discontinued treatment before the visit By week 96, N=3 participants discontinued tobevibart+elebsiran Q4W and N=7 participants discontinued in tobevibart Q2W and are counted as failures in analysis; n=7 and n=8 Respectively have not yet reached the week 96 visits but remain on treatment; 1 participant receiving tobevibart Q2W is censored after week 52 due to a site protocol deviation Data as of 11/19/25 2026 Vir Biotechnology, Inc.

Ph2 SOLSTICE trial evaluating potential best-in-class therapy for CHD ~90% of participants receiving tobevibart + elebsiran achieved very low HBsAg values by Week 24 and maintain suppression 112026 Vir Biotechnology, Inc. Hepatitis delta virus (HDV) requires serum HBV surface antigen (HBsAg) to replicate and complete its lifecycle; clearing HBsAg limits HDV replication CHD: chronic hepatitis delta; HDV: hepatitis D virus; mAb: monoclonal antibodies; Q2W: once every 2 weeks; Q4W: once every 4 weeks; siRNA: small interfering RNA Data are reported for participants who completed the visit with non-missing HBsAg measurement or who discontinued treatment before the visit By week 96, N=3 participants discontinued tobevibart+elebsiran Q4W and N=7 participants discontinued in tobevibart Q2W and are counted as failures in analysis; n=7 and n=8 respectively have not yet reached the week 96 visits but remain on treatment; 1 participant receiving tobevibart Q2W is censored after week 52 due to a site protocol deviation Data as of 11/19/25 0 24 48 72 96 0 20 40 60 80 100 % o f p ar tic ip an ts w ith H Bs Ag < 10 IU /m L N=32 N=33 32 33 32 33 31 32 24 24 Study Week HBsAg <10 IU/mL 21% 19% 17% 91% 94% 88% 22% 88% CHD mAb + siRNA mAb alone N=32 32 32 31 24 N=33 32 33 32 24 tobevibart + elebsiran Q4W (N=32) tobevibart Q2W (N=33)

Ph2 SOLSTICE results to-date show monthly tobevibart + elebsiran combo is well tolerated with robust and durable efficacy

Summary of available data through Week 96

CHD

Monthly combination therapy achieves and maintains HDV RNA TND in 88% of participants who reached Week 96

High reductions in serum HBsAg; ~90% of participants on combination therapy achieved HBsAg reductions to <10 IU/mL by Week 24 and maintained suppression

ALT normalization at Week 48 was similar between combination and monotherapy cohorts and remained stable

No grade 3 or higher treatment-related adverse events (TRAEs) with the combination therapy, and TRAEs were generally mild to moderate and transient

ALT: alanine aminotransferase; CHD: chronic hepatitis delta; HBsAg: hepatitis B surface antigen; HDV: hepatitis D virus; TND: target not detected
HDV RNA TND = undetectable HDV RNA

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Registrational ECLIPSE program progressing ahead of schedule

Initial topline data anticipated in Q4 2026

CHD

- FDA breakthrough designation
- FDA Fast Track
- EMA PRIME designation
- EMA Orphan Drug designation

ECLIPSE 1
Phase 3

- HDV RNA TND + ALT normalization at **Week 48**
- Tobevibart + elebsiran vs. deferred treatment (n=120, 2:1)

★ Fully enrolled

ECLIPSE 2
Phase 3

- HDV RNA TND at **Week 24**
- Tobevibart + elebsiran vs. bulevirtide switch* (n=150, 2:1)

Enrollment On Track

ECLIPSE 3
Phase 2b

- HDV RNA TND at **Week 48**
- Tobevibart + elebsiran vs. bulevirtide naïve (n=100, 2:1)

★ Fully enrolled

*Defined as failure to achieve HDV RNA < 500 IU/mL with bulevirtide
ALT: alanine aminotransferase; HDV: hepatitis D virus; TND: target not detected
HDV RNA TND = undetectable HDV RNA
ECLIPSE ClinicalTrials.gov Identifiers: ECLIPSE 1 NCT06903338, ECLIPSE 2 NCT07128550, ECLIPSE 3 NCT07142811

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Accelerating access to our CHD regimen to patients in Europe and ANZ through collaboration with Norgine 142026 Vir Biotechnology, Inc. • Norgine is a leading European-focused specialty pharma with market-leading products in hepatology/GI, rare disease and pediatric oncology • Exclusive commercial license in Europe, Australia, New Zealand o €55M initial reimbursement paid at closing o Up to €495M in clinical, regulatory and sales milestones o Tiered mid-teen to high-twenties percent royalties on net sales o~25% sharing of future ECLIPSE external clinical costs • Vir Biotechnology retains all commercialization rights in the U.S. and all other markets outside of the Greater China Territory1 CHD 1 Brii Biosciences retains rights to the combination of tobevibart and elebsiran in the Greater China Territory (People’s Republic of China, Hong Kong, Taiwan and Macau) Norgine holds exclusive license for the commercial rights to the combination of tobevibart and elebsiran in Europe, Australia and New Zealand CHD: chronic hepatitis delta

Our path to delivering transformational therapies to people living with devastating diseases: cancer immunotherapy Commercializing our chronic hepatitis delta (CHD) combination therapy will drive near-term revenue sustainability Accelerating our masked T-cell engager (TCE) immunotherapy portfolio offers key value inflection points Aiming Vir Bio's discovery engine at developing a robust pipeline of cancer immunotherapies creates sustainable long-term growth 2026 Vir Biotechnology, Inc. 15 Financial Highlights ~$781M cash and investments1 with cash runway into Q4 2027 Strategic Collaborations Selectively partner drug candidates to focus internal resources, unlock the value of our pipeline and maximize benefit to patients 1 We estimate our cash, cash equivalents, and investments to be approximately $781 million as of December 31, 2025. This is a preliminary, estimated, and unaudited financial result. Actual results may differ from this estimate.

TCE

T-cell engagers (TCEs) are a powerful modality in cancer therapy

Our masked TCEs act like Trojan Horses, powered by the PRO-XTEN® platform

TCEs hold tremendous potential, limited by toxicity

- 10 TCE breakthrough immunotherapies already on the market[1]
- Application in solid tumors limited due to toxicity and off-tumor activation
- Masking ensures TCEs are **only activated in the tumor microenvironment**

The PRO-XTEN® masking platform

- Clinically validated, used on a blockbuster drug for hemophilia A[2]
- Universal, plug-and-play platform enables acceleration of next generation of drug candidates

Our masked TCEs act like Trojan Horses, designed to maximize therapeutic index

- **Masks cleaved off** by the proteases in the tumor microenvironment
- Designed to reduce toxicity, enabling higher dosing and **wider therapeutic window**
- Longer drug half-life supports **optimization of dosing schedules**

[1] Glaser, A., Kochanowski, K., Oh, D., Porritt, R. A., & Kim, H. (2024). T cell engagers emerge as a compelling therapeutic strategy for solid tumors. Journal of Experimental Medicine
[2]ALTUVIIIO® [Antihemophilic Factor (Recombinant), Fc-VWF-XTEN Fusion Protein-ehtl] is marketed for hemophilia A and is a registered trademark of Sanofi
Q3W: once every three weeks

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Our unique pipeline of TCEs is enabled by the PRO-XTEN® masking platform Allows our TCEs to overcome challenges of unmasked and single-masked TCEs 172026 Vir Biotechnology, Inc. TCE Tumor-binding domain Variable region binds tumor-associated antigen T-cell-binding domain Variable region binds CD3 to recruit T- cells PRO-XTEN® mask XTEN masks off-tumor activity of the TCE and prolongs half-life Cleavable linkers Proteases in the TME selectively cleave linkers to release masks Internal linkers Responsible for connecting the variable regions of the heavy and light chains Shields the core of TCEs, expanding potential in cancer therapy CD3: cluster of differentiation; TCE: T-cell engager; TME: tumor microenvironment

TCE

Our clinical pipeline of masked TCEs reflects the promise of the PRO-XTEN® platform

VIR-5500
(PSMAxCD3)[1]

- The only dual-masked PSMA-targeted TCE
- Phase 1 study (n=18)
  - Efficacy: 100% PSA decline, 58% PSA_{50} responses at early doses[2]
  - Safety: no Gr3 CRS, and very low levels of ≥Gr3 TRAEs
- **Next steps**: continue Q3W monotherapy dose escalation in mCRPC and in first-line taxane-naïve mCRPC in combo with enzalutamide (an ARPI)

VIR-5818
(HER2xCD3)[3]

- The only masked HER2-targeted TCE
- Phase 1 study (n=79)
  - Efficacy: 33% response and 100% biomarker response in mCRC, up to 50% tumor shrinkage across all HER2 tumors evaluated at early doses[4]
  - Safety: no Gr3 CRS, and very low levels of ≥Gr3 TRAEs
- **Next steps**: continue dose escalation in combo with pembrolizumab; evaluating next steps for dose expansion

VIR-5525
(EGFRxCD3)[5]

- Potential to unlock multiple high-value indications
- Phase 1 initiated in Q3 2025
- Target indications: NSCLC, CRC, HNSCC, and cSCC
- **Next steps**: continue dose escalation of monotherapy and in combo with pembrolizumab

[1] VIR-5500 ClinicalTrials.gov Identifier: NCT05997615; Data cutoff: November 13, 2024
[2] Doses ≥ 120 µg/kg (n=12)
[3] VIR-5818 ClinicalTrials.gov Identifier: NCT05356741; Data cutoff: November 11, 2024
[4] Doses ≥ 400 µg/kg (n=20; HER2+ mCRC n=6)
[5] VIR-5525 ClinicalTrials.gov Identifier: NCT06960395
Note: detailed clinical data shared during Jan. 8, 2025, investor event
ARPI: androgen receptor pathway inhibitors; CD3: cluster of differentiation 3; CRC: colorectal cancer; CRS: cytokine release syndrome; cSCC: cutaneous squamous cell carcinoma; EGFR: epidermal growth factor receptor; Gr3: Grade 3; HER2: human epidermal growth factor receptor 2; HNSCC: head and neck squamous cell carcinoma; mCRC: metastatic colorectal cancer; mCRPC: metastatic castrate-resistant prostate cancer; NSCLC: non-small cell lung cancer; PSMA: prostate-specific membrane antigen; PSA: prostate specific antigen; Q3W: once every 3 weeks; TCE: T-cell engager; TRAEs: treatment related adverse events

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PSMA

VIR-5500 PSMA-targeted masked TCE has shown strong early dose response and promising safety profile in late-line mCRPC

Patient case study[1]: whole-body MRI and PSMA-PET show tumor cell death

- Patient reported significant improvement of pain symptoms
- Significant >90% PSA decline
- The right humerus shows significant increase in tumor cell necrosis/lysis, and decrease in PSMA-positive tumor cells

Strong PSA_{50} responses and favorable safety profile at early dose cohorts[1] in Phase 1

- 100% (12/12) response across all 12 patients
- 58% (7/12) PSA_{50}, 8% PSA_{90} for 1st dose ≥120 µg/kg (n=12)
- Promising early signs of efficacy and tolerable safety profile with no association with Gr ≥3 CRS, no IL-6 elevations, no prophylactic corticosteroids

Individual case subject 200/300/400 µg/kg


Baseline
(PSA 959)
Week 9
(PSA 31)
Whole-body MRI
ADC: 868
ADC: 2247
Local PSMA PET
SUV_{max}: 13
SUV_{max}: 1.6

[1] VIR-5500 ClinicalTrials.gov Identifier: NCT05997615; Data cutoff: November 13, 2024
[2] Confirmed by a second evaluation at least three weeks later
CRS: cytokine release syndrome; mCRPC: metastatic castrate-resistant prostate cancer; PSA: prostate-specific antigen; PSMA: prostate-specific membrane antigen; QW: once weekly; TCE: T-cell engager

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VIR-5500 data to be presented at ASCO Genitourinary Cancers Symposium (ASCO-GU) in February 202026 Vir Biotechnology, Inc. Safety • Weekly and Q3W dosing in late-line monotherapy dose escalation • Detailed safety data, including CRS rates and treatment-related adverse events Next steps • Plans for expansion cohorts in late-line mCRPC • Dose selection for expansion cohorts Clinical efficacy • Dose response relationship • RECIST evaluations showing tumor response assessments in evaluable patients • PSA responses observed, including overall PSA, PSA50, and PSA90 • Longitudinal view of PSA response durability TCE CRS: cytokine release syndrome; mCRPC: metastatic castrate-resistant prostate cancer; PSA: prostate-specific antigen; Q3W: once every 3 weeks; RECIST: Response Evaluation Criteria in Solid Tumors

Our path to delivering transformational therapies to people living with devastating diseases: Vir Bio's discovery engine Commercializing our chronic hepatitis delta (CHD) combination therapy will drive near-term revenue sustainability Accelerating our masked T-cell engager (TCE) immunotherapy portfolio offers key value inflection points Aiming Vir Bio's discovery engine at developing a robust pipeline of cancer immunotherapies creates sustainable long-term growth 2026 Vir Biotechnology, Inc. 21 Financial Highlights ~$781M cash and investments1 with cash runway into Q4 2027 Strategic Collaborations Selectively partner drug candidates to focus internal resources, unlock the value of our pipeline and maximize benefit to patients 1 We estimate our cash, cash equivalents, and investments to be approximately $781 million as of December 31, 2025. This is a preliminary, estimated, and unaudited financial result. Actual results may differ from this estimate.

World class protein engineering, antibody discovery dAIsY AI/ML for antibody optimization Exclusive PRO-XTEN® universal masking technology We’ve developed a powerful Vir Bio discovery engine to fuel the next generation of therapeutics World clas protein engine ring, antibody / TCE discovery dAIsY AI/ML for antibody / TCE optimization Exclusive PRO-XTEN® universal masking technology Building on legacy of infectious disease innovation to deliver next generation of powerful medicines, including cancer immunotherapies with better therapeutic index EbangaTM (ansuvimab-zykl) for the treatment of ebola virus Xevudy® (sotrovimab) for the treatment of SARS-COVID 19 2026 Vir Biotechnology, Inc. 22 Our distinctive capabilities dAIsY : (dataAI structure and antibodY) AI engine; TCE: T-cell engager Ebanga is a trademark of Ridgeback Bio. Xevudy is a registered trademark of GSK

Delivering a differentiated pipeline in oncology and infectious disease

Driving near-term and long-term value creation

siRNA | Antibody | Masked TCE

Disease Area	Product Candidate	Goal	Pre-clinical	Phase 1	Phase 2	Phase 3	Approval
CLINICAL PROGRAMS							
Chronic Hepatitis Delta	tobevibart + elebsiran	Treatment					
Solid Tumors	VIR-5500 (PSMA)[1] ± ARPIs	Treatment					
Solid Tumors	VIR-5818 (HER2)[1] ± pembrolizumab	Treatment					
Solid Tumors	VIR-5525 (EGFR)[1] ± pembrolizumab	Treatment					
PRE-CLINICAL PROGRAMS							
HIV Treatment / Cure[2]	Preclinical antibody candidates	Treatment					
Solid Tumors	7 PRO-XTEN® TCE programs including lung, colorectal, and bladder cancers	Treatment					

[1] Masked TCEs licensed from Sanofi
[2] In collaboration with the Gates Foundation
ARPIs: androgen receptor pathway inhibitors; EGFR: epidermal growth factor receptor; HER2: human epidermal growth factor receptor 2; HIV: human immunodeficiency virus; PSMA: prostate-specific membrane antigen; siRNA: small interfering RNA; TCE: T-cell engager
Tobevibart incorporates Xencor's Xtend™ and other Fc technologies
Norgine holds exclusive license for the commercial rights to the combination of tobevibart and elebsiran in Europe, Australia and New Zealand
Brii Biosciences retains rights to the combination of tobevibart and elebsiran in the Greater China Territory (People's Republic of China, Hong Kong, Taiwan and Macau)

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Upcoming clinical milestones

PROGRAM	DRUG CANDIDATES REGIMEN	CATALYST	TIMING
Hepatitis Delta	tobevibart (mAb) + elebsiran (siRNA)	SOLSTICE: 72 & (partial) 96-week data	✓ Jan'26
		ECLIPSE 1: topline data	4Q'26
		ECLIPSE 2: topline data	1Q'27
		ECLIPSE 3: topline data	1Q'27
PSMA-Expressing Prostate Cancer	VIR-5500 dual-masked PSMAxCD3 TCE	**Phase 1** dose escalation response data	Feb'26 ASCO GU
HER2-Expressing Solid Tumors	VIR-5818 dual-masked HER2xCD3 TCE	**Phase 1** dose escalation response data	2H'26
EGFR-Expressing Solid Tumors	VIR-5525 dual-masked EGFRxCD3 TCE	**Phase 1** initial dose escalation clinical data	TBA

CD3: cluster of differentiation 3; EGFR, epidermal growth factor receptor; HER2: human epidermal growth factor receptor 2; PSMA: prostate-specific membrane antigen; siRNA: small interfering RNA; TBA, to be announced; TCE: T-cell engager; mAb, monoclonal antibody

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Our strategic approach creates short and long-term value drivers chronic hepatitis delta

ECLIPSE 1 **topline data in 4Q26**

ECLIPSE 2 & 3 **topline data in 1Q27**

universal masked TCEs

VIR-5500 **PSMA data** update at ASCO GU in **1Q26**

VIR-5818 **HER2 data update in 2H26**

discovery engine

Discovery engine driving **future innovation**

7 preclinical PRO-XTEN® TCE targets identified

Strategic Collaborations

Selectively partner drug candidates to focus internal resources, unlock the value of our pipeline and maximize benefit to patients

Financial Highlights

~$781M cash and investments[1] with **cash runway into Q4 2027**

[1] We estimate our cash, cash equivalents, and investments to be approximately $781 million as of December 31, 2025. This is a preliminary, estimated, and unaudited financial result. Actual results may differ from this estimate.

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